UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported) - January  17, 2007

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)

             Delaware                  0-24414               75-1638027
    State or other jurisdiction       (Commission           (IRS Employer
          of incorporation            File Number)       Identification No.)

                      4441 Sigma Road, Dallas, Texas 75244
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (972) 233-2903


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) On January 17, 2007 the stockholders of RF Monolithics, Inc., or the Company, approved the RF Monolithics, Inc. 2006 Equity Incentive Plan, or 2006 Plan, which as of January 18, 2007 will replace the RF Monlithics, Inc. 1997 Equity Incentive Plan, or 1997 Plan, as the Company's primary plan for new grants of equity incentives. The stockholders approved the authorization for issuance under the 2006 Plan of all shares approved by the stockholders for issuance under the 1997 Plan but not used, including any shares returned as a result of expirations or terminations of options, forfeitures of restricted stock unit awards or any other reason. A description of the 2006 Plan is included under Proposal 2 in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on December 16, 2006. The 2006 Plan is filed herewith as Exhibit 99.1.

(b) On January 17, 2007, the Compensation Committee, or Compensation Committee, of the Board of Directors of the Company approved awards of restricted stock units to each of the Company's non-employee directors, Michael R. Bernique, Dean
C. Campbell, William L. Eversole and Francis J. Hughes, Jr.. The awards, each in the amount of 6,000 units, were made pursuant to the 1997 Plan. When and to the extent that each restricted stock unit vests, subject to the terms and conditions of the award and the 1997 Plan, the recipient will be entitled to receive a share of the Company's common stock. The awards are scheduled to vest in four equal annual installments, with the first vesting date set for the first trading day of January, 2008.


Item 9.01  Financial Statement and Exhibits.

(c)      Exhibits.
Exhibit                  Description
-------                  -----------
99.1                     RF Monolithics, Inc., 2006 Equity Incentive Plan


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RF MONOLITHICS, INC.




                                    By:      /s/ Harley E Barnes, III
                                         ---------------------------------------
                                             Harley E Barnes, III
                                             Chief Financial Officer


Date: January 22, 2007

EXHIBIT INDEX

 Exhibit                 Description
 -------                 -----------
 99.1                    RF Monolithics, Inc., 2006 Equity Incentive Plan